EXHIBIT 99.1

JOINT FILING AGREEMENT

February 9, 2016

     Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

     IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Date: February 9, 2016	Chou Associates Management Inc.
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	CEO and Portfolio Manager

February 9, 2016	Francis S. M. Chou
/s/ Francis Chou
	Name:	Francis S. M. Chou

February 9, 2016	Chou Associates Fund
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager
February 9, 2016	Chou Asia Fund
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager
February 9, 2016	Chou Bond Fund
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 9, 2016	Chou RRSP Fund
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 9, 2016	Chou America Management Inc.
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 9, 2016	Chou Opportunity Fund
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 9, 2016	Chou Income Fund
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager

February 9, 2016	Chou America Management Inc.
	By:	/s/ Francis Chou
		Name:	Francis S. M. Chou
		Title:	Portfolio Manager